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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2006

                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                         1-10638                22-2476135
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                       07073
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                 MARCH 20, 2006

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 22, 2006, Cambrex Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. Such press release was included as an Exhibit in the Company's February 23, 2006, Current Report on Form 8-K. The Company has revised its 2005 results of operations previously reported in the Company's February 22, 2006 press release, primarily due to adjustments to the goodwill and long-lived asset impairment resulting from revisions to its application of FASB Statements 142 and 144 and related accounting pronouncements that govern the process of valuing and when necessary, impairing such assets. The Company's revised results of operations for the quarter and year ended December 31, 2005 are reflected in the accompanying tables.

     The revised results include a $76.4 million ($2.86 per diluted share) goodwill impairment and a $29.1 million ($1.09 per diluted share) charge to reduce the carrying value of long-lived assets to their estimated fair value. The long-lived asset impairment includes a tax benefit of $1.7 million. Previously, in its February 22, 2006 press release, the Company had reported that its results included an $87.2 million ($3.27 per diluted share) goodwill impairment and a $35.8 million ($1.34 per diluted share) charge to reduce the carrying value of long-lived assets to their estimated fair value. The previously reported long-lived asset impairment includes a tax benefit of $2.3 million. The goodwill and asset impairments were recorded as the result of lower long-term profitability projections for the Biopharma segment and two small European reporting units in the Human Health segment.

     Additionally, the Company revised charges to its Income Tax Provision during the fourth quarter 2005 from $16.9 million ($0.63 per diluted share) to $17.2 million ($0.65 per diluted share) primarily due to the write down of the carrying value of certain US tax assets that had previously been preserved by tax strategies. The charges primarily result from the Company's recent history of domestic losses and its short-term projections for continued domestic losses.

     Excluding the changes discussed above, all other consolidated operating results are unchanged from the February 22, 2006 release.

     It is important to note that the financial information contained herein is unaudited, subject to revision and should not be considered final until the 2005 Form 10-K is filed with the US Securities and Exchange Commission.

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ITEM 2.06 MATERIAL IMPAIRMENT

     On February 22, 2006, Cambrex Corporation issued a press release announcing its financial results for the fourth quarter and period ended December 31, 2005. In such press-release the Company reported certain impairment charges and a related Income Tax valuation allowance. Due to adjustments to the goodwill and long-lived asset impairment resulting from revisions to its application of FASB Statements 142 and 144 and related accounting pronouncements, on March 14th, 2006, the Company concluded that that the actual impairment charges for Goodwill should be $76.4 million and Long-Lived Assets should be $29.1 million (including a $1.7 million tax benefit). The Company does not expect that the Impairment Charges will result in future cash expenditures.

ITEM 8.01 OTHER INFORMATION

     On March 17, 2006, the Company filed a Form 12b-25 with the Securities and Exchange Commission to obtain a fifteen day extension of the due date for the filing of its Annual Report on Form 10-K for the period ending December 31, 2005. The Company filed the fifteen-day extension, as permitted by 1934 Exchange Act Rule 12b-25, in order to afford the Company the necessary time to complete its assessment of internal controls over financial reporting as required by
Section 404 of the Sarbanes-Oxley Act and analysis related to certain tax and shareholder's equity accounts.

     The Company expects to be able to complete its assessment within the time provided by this Form 12b-25, at which time the Company would file its complete Annual Report on Form 10-K for the year ended December 31, 2005, including management's report on internal control over financial reporting.

SAFE HARBOR STATEMENT

     This report contains forward-looking statements. All forward-looking statements are based on management's estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. For further details and a discussion of these and other risks and uncertainties, investors are cautioned to review the Cambrex Annual Report on Form 10-K, including the Forward-Looking Statement section therein, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

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          (99.1) Revised financial statements for the quarter and year-end
          December 31, 2005.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        CAMBREX CORPORATION


Date: March 20, 2006                    By: /s/ Luke M. Beshar
                                            ------------------------------------
                                        Name: Luke M. Beshar
                                        Title: Executive Vice President
                                               Chief Financial Officer

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     Exhibit 99.1 Revised financial statements for the quarter and year-end
     December 31, 2005.